Auditors' remuneration (Tables)	12 Months Ended
Dec. 31, 2017
Auditor's remuneration [abstract]
Auditor's remuneration
	2017	2016	2015
	£m	£m	£m
Audit of the Group's annual accounts	11	14	13
Other services:
Audit of the Company's subsidiaries[a]	27	27	21
Other audit related fees[b]	8	4	7
Other services[c]	2	4	2
Total Auditors' remuneration	48	49	43

Notes

  Comprises the fees for the statutory audit of the subsidiaries both inside and outside the UK and fees for work performed by associates of KPMG or PwC in respect of the consolidated financial statements of the Company.
  Comprises services in relation to statutory and regulatory filings. These include audit services for the review of the interim financial information under the Listing Rules of the UK listing authority.
  Includes consultation on tax matters, tax advice relating to transactions and other tax planning and advice.